Exhibit 31.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
             PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a)
                 (Section 302 of the Sarbanes Oxley Act of 2002)

I, Bruce Anthony Cosgrove, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of The Saint James Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant issuer as of, and for, the periods presented in this report;


4. The registrant issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant issuer and have:


     a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the registrant issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b.   [Paragraph  omitted in  accordance  with SEC  transition  instructions
          contained  in  SEC  Release   34-47986  as  extended  in  SEC  Release
          34-52492.]

     c. Evaluated the effectiveness of the registrant issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d. Disclosed in this report any change in the registrant issuer's internal control over financial reporting that occurred during the registrant issuer's most recent fiscal quarter (the registrant issuer's 4th quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant issuer's internal control over financial reporting; and

5. The registrant issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant issuer's auditors and the audit committee of the registrant issuer's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant issuer's ability to record, process, summarize and report financial information; and

     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant issuer's internal control over financial reporting.




     Date:   May 14, 2008

                                  /s/ Bruce Anthony Cosgrove
                                  ---------------------------
                                      Bruce Anthony Cosgrove,
                                      President  & Chief Executive Officer
                                      & Principal Accounting Officer